UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2015

Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2015, Churchill Downs Incorporated (the “Company”) announced that Mr. Robert L. Evans will retire and resign as Executive Chairman effective September 30, 2015 (the “Retirement Date”). After the Retirement Date, Mr. Evans will continue to serve as non-executive chairman of the Board.

A copy of the press release, dated July 14, 2015, announcing Mr. Evans’ retirement is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Previously, the Company and Mr. Evans’ entered into an Executive Change in Control, Severance and Indemnity Agreement (“Evans Change in Control Agreement”), effective August 27, 2014, the form of which the Company attached as Exhibit 10.1 to its Form 8-K filed with the Securities and Exchange Commission on August 28, 2014, and which the Company incorporates herein by reference. On July 14, 2015, the Company and Mr. Evans, with the approval of the Board of Directors, executed an amendment to Evans Change in Control Agreement (“Evans Amended Change in Control Agreement”), a copy of which is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference. Pursuant to the terms of Evans Amended Change in Control Agreement, Mr. Evans will receive: (i) Base Salary through September 30, 2015; and effective September 30, 2015 (ii) reimbursement for all business expenses properly incurred in accordance with Company policy on or prior to September 30, 2015; (iii) a lump sum payment of $649,000, which constitutes Evans’ 2015 Annual Incentive Plan bonus; (iv) full vesting of 14,218 Restricted Shares previously awarded by the Company to Mr. Evans on September 27, 2010; (v) full vesting of 15,000 Restricted Shares previously awarded by the Company to Mr. Evans on February 9, 2015; (vi) cash in lieu of COBRA payments equal to three (3) months of the total premiums attributable to medical, dental and vision benefits for Evans; and (vii) such other payments or benefits as are customarily made or provided in accordance with the Company’s standard policies and practices.

All other terms and conditions of Evans Change in Control Agreement remain in effect, including the covenants of confidentiality, non-solicitation, and cooperation. Furthermore, Mr. Evans will continue to be entitled to indemnification against all losses and expenses related to claims arising out of his service as an employee of the Company to the extent permitted by the Company’s bylaws or insurance contracts.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 14, 2015 issued by Churchill Downs Incorporated.
10.1	First Amendment to the Executive Change in Control, Severance and Indemnity Agreement By and Between Churchill Downs Incorporated and Robert L. Evans

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
July 14, 2015	/s/ Alan K. Tse___________________ By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

    Exhibit No.    Description

    99.1        Press Release of Churchill Downs Incorporated, dated July 14, 2015

10.1	First Amendment to the Executive Change in Control, Severance and Indemnity Agreement By and Between Churchill Downs Incorporated and Robert L. Evans